                                                                   Exhibit 10.12

                       Dated this 1st day of December 2006

                         THE PERSONS NAMED IN SCHEDULE 1

                                  in favour of

                          EASTAR GROUP HOLDINGS LIMITED

                                       and

                    THE SEVERAL COMPANIES NAMED IN SCHEDULE 2

                   -------------------------------------------

                                DEED OF INDEMNITY

                   -------------------------------------------

                                DIBB LUPTON ALSOP
                            41/F Bank of China Tower
                                  1 Garden Road
                                    Hong Kong

                              Tel: (852) 2103 0808
                               Fax:(852) 2810 1345

                              Ref: MML.EC.2682.001

                                    CONTENTS

                                                                           Page
                                                                           ----

THIS DEED OF INDEMNITY is made on the 1st day of December 2006.

BY:-

THE PERSONS, whose names and addresses are set out in Schedule 1 to this Deed
(the "INDEMNIFIERS").

IN FAVOUR OF:-

EASTAR GROUP HOLDINGS LIMITED, a company incorporated in the Cayman Islands, having its registered office at the offices of Codan Trust Company (Cayman)
Limited, Cricket Square, Hutchins Drive, P O Box 2681, Grand Cayman, KY1-111,
Cayman Islands (the "COMPANY") for itself and as trustee for THE SEVERAL
COMPANIES the names and places of incorporation of which are set out in Schedule
2 (together with the Company, the "GROUP MEMBERS" and each, a "GROUP MEMBER").

WHEREAS:-

A.      It is proposed that the Company will offer its shares (the "SHARES") by way of Hong Kong public offering and international offering (the
        "OFFERING")and the Company will apply for listing of, and permission to deal in, the Shares on the Main Board of The Stock Exchange of Hong Kong
        Limited (the "STOCK EXCHANGE").

B.      Preparatory to the listing of the Shares as aforesaid, the group of companies comprising First Space Holding Limited (the "FSHL") and its subsidiaries will undergo a reorganisation whereby FSHL and its subsidiaries will become wholly-owned subsidiaries of the Company (the
        "REORGANSATION")

C.      Pursuant to the Reorganisation, Expert Master Holdings Limited and UMW
        China Ventures (L) Limited as vendors (together, the "VENDORS") will sell to the Company and the Company will purchase from the Vendors the entire issued share capital of FSHL pursuant to a share swap agreement
        (the "SHARE SWAP AGREEMENT" and "TRANSACTION") dated even date of this
        Deed.

D.      As a result of the Transaction, the Indemnifiers have respectively agreed to give certain indemnities, on a several basis, in favour of the
        Group Members on the terms and conditions as hereinafter stated.

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED AS FOLLOWS:-

1.      INTERPRETATION

1.1     In this Agreement and the Schedules hereto the following words and expressions shall where the context so admits bear the following meanings :-

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1.1.1   "CLAIM" includes (without limitation) any claim, counterclaim, assessment, notice, demand or other documents issued or action taken by or on behalf of the Inland Revenue Department of Hong Kong or the tax
        authorities or any other revenue, customs, fiscal, statutory or governmental authority whatsoever or official in Hong Kong, the PRC, the
        British Virgin Islands or in any other part of the world whereby any of the Group Members is liable or is sought to be made liable for any payment of any Taxation or to be deprived of any Relief which Relief would, but for the Claim, have been available to any of the Group
        Members;

1.1.2   "COSTS" means obligations, liabilities, loses, damages, costs (including reasonable legal costs) and expenses (including taxation) reasonably and properly incurred, actions, proceedings, claims and demands, in each case of any nature whatsoever;

1.1.3   "EFFECTIVE DATE" means the date on which Share Swap Agreement has been entered into by the Vendors and the Company;

1.1.4   "ESTATE DUTY" means duty payable under the Estate Duty Ordinance (as defined below) or any law of equivalent effect of any jurisdiction outside Hong Kong and includes any interest, penalty or other liability arising in connection with the imposition or non-payment or delay in payment of such duty (where applicable);

1.1.5   references to provisions of the "ESTATE DUTY ORDINANCE" are references to the provisions of the Estate Duty Ordinance (Chapter 111 of the Laws
        of Hong Kong) as in force at the date of this Deed but shall be deemed to include references to all statutory modifications, re-enactments, replacements and extensions of those provisions now or hereafter in force;

1.1.6   "HONG KONG" means the Hong Kong Special Administrative Region of the
        PRC;

1.1.7   "LISTING DATE" means the date on which dealings in the Shares first commence on the Stock Exchange;

1.1.8   "PRC" means the People's Republic of China excluding Hong Kong and Macau for the purpose of this Deed;

1.1.9   "PROPERTY" or "PROPERTIES" means the properties owned by, leased to or licensed to, and occupied by, any Group Member as referred to in
        Appendix IV to the Prospectus;

1.1.10  "PROSPECTUS" means the 1st proof prospectus issued by the Company in relation to its proposed listing on the Stock Exchange and such amendments as the parties may reasonably agree from time to time,
        Appendix IV of which is attached as Schedule 3 of this Deed;

1.1.11  a "RELEVANT TRANSFER" in relation to any person means a transfer made by that person of any property other than an interest limited to cease on his death or

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        property which he transferred in a fiduciary capacity being a transfer made on or before the Ooffering becoming unconditional and means a transaction of the kind described in section 35 of the Estate Duty
        Ordinance interpreted in accordance with the provision contained in section 3 of the Estate Duty Ordinance;

1.1.12  "RELIEF means any relief, allowance, concession, set-off or deduction in computing profits, income, expenditure or other assessable sum, event or circumstances against which a Taxation is assessed or credit or right to repayment of Taxation available to any of the Group Members granted by or pursuant to any legislation or otherwise relating to Taxation; and

1.1.13  "TAXATION" means:-

        (a)   Estate Duty and any liability of any or all of the Group Members to any form of taxation whenever created or imposed in any part of the world and without prejudice to the generality of the
              foregoing, includes any tax computed on profits or income, any tax computed on capital assets, profits tax, provisional profits tax, interest tax, salaries tax, property tax, land appreciation tax, taxes on income, inheritance tax, capital duty, stamp duty, payroll tax, withholding tax, rates, value added tax, customs, rates and excise duties and generally any tax duty, impost, levy, rate or other liabilities or amount payable to the revenue, customs or fiscal authorities in any part of the world;

        (b)   such an amount or amounts as is or are referred to in Clause 1.3;
              and

        (c)   all costs, interest, fines, penalties, charges and expenses incidental or relating to any liability to Taxation or deprivation of Relief or of a right to repayment of taxation which is the subject of the indemnity contained in this Deed including all costs and expenses incurred in settlement or legal proceedings in connection with any Claims, to the extent that the same is/are payable or suffered by the Group Members or any of them.

1.2     A transfer made by a person of any property other than an interest limited to cease on his death or property which he transferred in a fiduciary capacity means a transaction of the kind described by the words "a transfer of any property other than an interest limited to cease on his death or property which he transferred in a fiduciary capacity" in section 35 of the Estate Duty Ordinance interpreted in accordance with the provisions contained in section 3 of the Estate Duty
        Ordinance.

1.3     In the event of any loss, reduction, modification, cancellation or deprivation of any Relief or of a right to repayment of any form of
        Taxation, there shall be treated as an amount of Taxation for which a liability has arisen the amount of such Relief or repayment or (if smaller) the amount by which the liability to any such Taxation of the
        Group Members or any of them would have been reduced by such Relief if there had been no such loss, reduction,

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        modification, cancellation or deprivation as aforesaid (but only to the extent that the Relief would otherwise have been capable of full utilisation by any of the Group Members), applying the relevant rates of taxation in force in the period or periods in respect of which such
        Relief would have applied or (where the rate has at the relevant time not been fixed) the last known rate and providing that the Group Members or any of them (as the case may be) had sufficient profits against which such Relief might be set off or given.

1.4     In this Deed, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporated.

1.5     In this Deed, headings are for convenience only and shall not affect the construction of this Deed.

1.6     In construing this Deed:-

        1.6.1   the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters of things; and

        1.6.2   general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples
                intended to be embraced by the general words.

1.7     The Schedules to this Deed form an integral part of this Deed and any reference to this Deed shall include a reference to the Schedules.

1.8     The Indemnifiers' obligations contained in this Deed are on a several basis proportionate to their respective shareholdings in the Company.

2.      CONDITIONS

2.1     The provisions contained in this Deed are conditional on the Share Swap
        Agreement being entered into by the Vendors and the Company.

3.      INDEMNITY AND UNDERTAKING

3.1     The Indemnifiers hereby agrees and undertakes to indemnify the Group
        Members and each of them and at all times keep the same indemnified on demand from and against any depletion in, or reduction in, the value of their respective assets, or increase in their respective liabilities, or any loss or depreciation of any Relief by any of the Group Members, as a result of:-

        3.1.1   any duty which is or hereafter becomes payable by the relevant
                Group Member by virtue of section 35 of the Estate Duty
                Ordinance or the equivalent thereof under the laws of any
                jurisdiction outside Hong Kong or under the provisions of
                section 43 of the Estate Duty Ordinance or the equivalent
                thereof under the laws of any

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                jurisdiction outside Hong Kong by reason of the death of any person and by reason of the assets of any of the Group Members or any of such assets being deemed for the purpose of Estate
                Duty to be included in the property passing on his death by reason of that person making or having made a relevant transfer to any of the Group Members on or before the Effective Date; or

        3.1.2   any amount recovered against any of the Group Members under the provisions of section 43(7) of the Estate Duty Ordinance in respect of any duty payable under section 43(l)(c) or 43(6) of the Estate Duty Ordinance by reason of the death of any person and by reason of the assets of any of the Group Members or any of such assets being deemed for the purpose of Estate Duty to be included in the property passing on his death by reason of that person making or having made a relevant transfer to any of the
                Group Members on or before the Effective Date; or

        3.1.3   any amount of duty which any of the Group Members is obliged to pay by virtue of section 43(l)(c) of the Estate Duty Ordinance in respect of the death of any person in any case where the assets of another company or any of them are deemed for the purpose of Estate Duty to be included in the property passing on that person's death by reason of that person making or having made a relevant transfer to that other company and by reason of any of the Group Members having received any distributed assets of that other company on their distribution within the meaning of the Estate Duty Ordinance, in each case at any time on or before the Effective Date, but only to the extent to which any of the Group Members is unable to recover an amount or amounts in respect of that duty from any other person under the
                provisions of section 43(7)(a) of the Estate Duty Ordinance; or

        3.1.4   the amount of any and all Taxation falling on any of the Group
                Members resulting from or by reference to any income, profits, gains, transactions, events, matters or things earned, accrued, received, entered into (or deemed to be so earned, accrued, received or entered into) or occurring on or before the
                Effective Date or

        3.1.5   all costs (including all legal costs), expenses or other
                liabilities which any of the Group Members may properly incur in connection with:-

                (a)   the investigation, assessment or the contesting of any
                      Claim;

                (b)   the settlement of any Claim under this Deed;

                (c)   any legal proceedings in which any of the Group Members
                      claims under or in respect of this Deed and in which
                      judgment is given for any of the Group Members; or

                (d)   the enforcement of any such settlement or judgment.

        3.1.6   any depletion in, loss, or diminution in the value of assets of any Group Members resulting from any Claim which has been made or may be made against any Group

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                                                                          Page 5

                Member wholly or partly in respect of or in consequence of any event occurring or any income, profits or gains earned, accrued or received or deemed to be so earned, accrued or received on or before the Effective Date, whether or not the Taxation so
                claimed is chargeable against or attributable to any other person, firm or company.

3.2     Notwithstanding any other provision of this Deed, the Indemnifiers will not be liable for any penalty imposed on any Group Member under section
        42 of the Estate Duty Ordinance by reason of the relevant Group Member defaulting in any obligation to give information to the Commissioner of
        Estate Duty under section 42(1) of the Estate Duty Ordinance.

3.3     In the event any of the Group Members being legally prohibited from using or occupying or being legally evicted from the Properties before the expiration of the current terms of the tenancy/lease/licence or before the expiration of the term of the land use right governing the same, whether by the landlord or the head landlord or the licensor or any third party whatsoever (including without limitation any PRC governmental authorities, or any other relevant authorities) on the ground that there is any breach of the relevant land grant contract or the relevant Group Member does not have the building ownership right and/or the land use right thereof or fails to obtain the relevant land use right certificate and building ownership certificate or in other cases, the landlord or the licensor does not have the building ownership right or land use right of the relevant Properties or not having obtained the required land use right certificate and building ownership certificate and/or lease approval/permit for the properties or the relevant tenancy agreement/lease/licence is invalid or unenforceable or any requisite procedure has not been completed, each of the Indemnifiers covenants with each of the Group Member that it/he/she will:-

        3.3.1   secure, within a period of three (3) calendar months, or such longer period as the Company may agree, for the use and
                occupation by the affected Group Member of a property (the
                "Substitute Property") which is comparable and substantially similar to the affected Properties in location, area, layout, lease period, rental, user and facilities; and

        3.3.2   indemnify and at all times keep the Group Members and each of them effectively indemnified against any loss which may be reasonably incurred or suffered by it and any other liabilities whatsoever nature arising therefrom, including without
                limitation:-

                (a)   in the event that the affected Property is a
                      leased/licensed property, any difference in rentals
                      between the Substitute Property for the remaining term of
                      the relevant lease/licence for the relevant affected
                      Property;

                (b)   any costs or expenses reasonably arising from the
                      relocation of the business or assets of the Group Members
                      from the affected Property to the Substitute Property;

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                (c)   all operating and business losses which any Group Member
                      may suffer arising from a relocation of its business from
                      the affected Property to the Substitute Property; and

                (d)   any fines, penalties or charge which may be imposed or
                      levied by the relevant government authorities for failure
                      to perform or non-compliance whether on the party of the
                      relevant Group Member, the landlord, the head landlord,
                      the tenant, the licensor of any law or regulation,
                      covenants or obligations under any property ownership
                      certificate, land use right certificate or land grant
                      contract in connection with the leasing, licensing, use or occupation of the affected Property.

3.4     Without prejudice to the Company's rights under the Share Swap
        Agreement, the Indemnifiers hereby covenant, agree and undertake to indemnify and at all times keep indemnified the Company and any other
        Group Member, on demand, against any losses which may be made against, suffered or incurred by the Company or other Group Members in respect of arising, directly or indirectly, from or on the basis of or in connection with any misrepresentation or any breach of any representations, undertakings and warranties provided by the Purchasers
        (as defined therein) under clause 5 and Schedule 3 of the Share Swap
        Agreement.

3.5     Without prejudice to clause 3.4 above, the Indemnifiers hereby covenant, agree and undertake to indemnify and at all times keep indemnified the
        Group Members, on demand, against all costs in connection with all legal proceedings (including litigation, arbitration and prosecution) against any Group Members.

3.6     The Indemnifiers hereby covenant, agree and undertake to indemnify and at all times keep indemnified the Company and other Group Members, on demand, against all costs suffered or incurred by any Group Member whether before or after the Listing Date which may be made against, suffered or incurred by any Group Member in respect of or arising form or in connection with any event leading to such costs occurred prior to the Listing Date and are not paid by the insurer under any relevant insurance policy (if any).

3.7     Each of the Indemnifiers hereby undertakes to the Company that it will not until the listing of the Company's shares on the Stock Exchange and for a period of 6 months after the listing or such other period as required by the Stock Exchange, dispose of, encumber or otherwise deal with its shares in the Company in any manner such that its beneficial interest therein would be jeopardized. For the avoidance of doubt, the undertaking given by Expert Master Holdings Limited under this clause
        3.7 shall not include shares that are to be issued pursuant to the exchangeable notes to be issued to the relevant investors pursuant to the subscription agreement dated 1st December 2006.

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4.      LIMITATIONS

4.1     The Indemnifiers shall be under no liability under this Deed:-

        4.1.1   to the extent that provision has been made for such Taxation in the audited combined accounts of the Company for the three years ended 31 December 2005 and the nine months ended 30 September
                2006 (collectively the "Accounts");

        4.1.2   for taxation falling on any of the Group Members in respect of any accounting period commencing on or after 1 October 2006 unless liability for such taxation would not have arisen but for some:

                (a)   act or omission of; or

                (b)   transaction entered into by

                any Group Members (whether alone or in conjunction with some other act, omission or transaction, whenever occurring);
                effected otherwise than in the ordinary course of business or, in the ordinary course of acquiring or disposing of capital assets on or before the Effective Date;

        4.1.3   to the extent that such Claim arises or is incurred as a
                consequence of any retrospective change in the law or the
                interpretation or practice thereof by the Hong Kong Inland
                Revenue Department or the tax authorities of the PRC, the
                British Virgin Islands or any other authority in any part of the world coming into force after the date hereof or to the extent such Claim arises or is increased by an increase in rates of
                Taxation after the date hereof with retrospective effect; and

        4.1.4   to the extent of any provision or reserve made for Taxation in the Accounts which is finally established to be an
                over-provision or an excessive reserve provided that the amount of any such provision or reserve applied pursuant to this Clause
                4.1 to reduce the Indemnifiers' liability in respect of Taxation shall not be available in respect of any such liability arising thereafter.

5.      CLAIM

5.1     In the event of any claim arising under this Deed, the relevant Group
        Members shall, by way of covenant but not as a condition precedent to the liability of the Indemnifiers hereunder, give or procure that notice thereof and all relevant information is given, as soon as reasonably practicable, to the Indemnifiers in the manner provided in Clause 7 and, as regards any Claim, the Group Members shall, if required by the
        Indemnifiers and in consultation with the Indemnifiers, use their best endeavours to cause the Claim to be withdrawn, or to dispute, resist, appeal against, compromise or defend the Claim and any determination in respect thereof, subject to such Group Members being indemnified and secured to their satisfaction by the Indemnifiers from and against any and all losses, liabilities (including additional

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        Taxation), damages, interest, penalties, costs, charges and expenses which may be thereby sustained or incurred.

5.2     Without the prior approval of the Company, such approval not to be unreasonably withheld or delayed, the Indemnifiers shall make no settlement of any Claim nor agree any matter in the course of disputing any Claim likely to affect the amount thereof or the future taxation liability of any of the Group Members.

5.3     If, after the Indemnifiers have made any payment pursuant to this Deed, any of the Group Members shall receive a refund of all or part of any
        Taxation or liability including any refund made pursuant to the provisions in the Inland Revenue Ordinance (Chapter 112 of the Laws of
        Hong Kong) or similar legislation elsewhere, such Group Member shall repay to the Indemnifiers a sum corresponding to the balance of the refund remaining after deducting the aggregate of (i) any costs, charges, and expenses payable or properly sustained or incurred by any of the Group members in recovering such refund; and (ii) the amount of any additional Taxation which may be suffered or incurred by any of the
        Group Members in consequence of such refund.

5.4     Any payments due by the Indemnifiers pursuant to this Deed shall be increased to include such interest on unpaid Taxation as any of the
        Group Members shall have been required to pay pursuant to section 71(5)
        or section 71(5A) of the Inland Revenue Ordinance (Chapter 112 of the
        Laws of Hong Kong) or similar legislation in any other part of the world or otherwise, unless such interest liability was incurred as a result of the negligence or willful default of any Group Member.

5.5     Any payments made by or due from the Indemnifiers under this Deed shall be made gross, free and clear of any rights of counterclaim or set-off and without any deductions or withholdings of any nature.

5.6     In the event that any deductions or withholdings are required by law, or that any payments made by or due from the Indemnifiers under this Deed are liable for Taxation (in the hands of any of the Group Members or otherwise), then the Indemnifiers shall be liable to pay to the relevant
        Group Member to whom the payments are made or due such further sums as will ensure that the aggregate of the sums paid or payable shall, after making all deductions and withholdings from, or deducting liabilities to
        Taxation in respect of, such sums, leave the relevant Group Member with the same amount as it/they would have been entitled to receive in the absence of any such deductions, withholdings or liabilities to Taxation.

5.7     No Claim shall be made by more than one of the Group Members in respect of the same Taxation.

6.      COSTS AND EXPENSES

        The Company shall bear its own professional fees, costs and expense incurred in relation to the negotiation, preparation and execution of this Deed.

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7.      NOTICES

7.1     Any notice required to be given under this Deed shall be in writing and shall be deemed duly served if left at or sent by registered post or facsimile transmission or other means of telecommunication in permanent written form to the addressee at his/its address or facsimile number as set out herein (or such other address or facsimile number as the addressee has by five days' prior written notice specified to all other parties hereto).

7.2     Any such notice shall be deemed to be served at the time when the same is left at the address of the party to be served or, in the case of notices served by facsimile transmission when sent provided that the transmission is confirmed by a transmission report; and if served by post on the second day (not being a Sunday or public holiday) next following the date of posting.

8.      GENERAL

8.1     The Indemnifiers undertakes to each of the Group Members that each of them will on demand do all such acts and things and execute all such deeds and documents as may be necessary to carry into effect or to give legal effect to the provisions of this Deed and the transaction hereby contemplated.

8.2     This Deed shall be binding on, and shall enure to the benefit of, each of the Indemnifiers and the Group Members and their respective legal personal representatives and successors in title.

8.3     This Deed sets forth the entire agreement and understanding between the parties or any of them in relation to the subject matter of this Deed and supersedes and cancels in all respects all previous agreements, letters of intent, correspondence, understandings, agreements and undertakings (if any) between the parties hereto with respect to the subject matter hereof, whether such be written or oral.

8.4     This Deed may be executed in any number of counterparts by the parties hereto on separate counterparts each of which when executed shall be binding on the party who has executed it and all of which when taken together shall constitute one and the same document.

8.5     No breach of any provision of this Deed shall be capable of being waived or discharged except with the express written consent of the Company.

8.6     No failure or delay by the Company or any of the Group Members in exercising any right, power or entitlement under this Deed shall operate as a waiver thereof nor shall any single or partial exercise by any of them of any right, power or entitlement preclude any further exercise thereof or the exercise of any other right, power or entitlement. The rights and remedies in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

8.7     The whole or any part of the benefit of this Deed may be assigned by the
        Group Members or any of them.

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                                                                         Page 10

8.8     Any provision of this Deed prohibited by or which is unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Deed and rendered ineffective so far as is possible without modifying the remaining provisions of this Deed. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law to the end that this Deed shall be valid, binding and enforceable in accordance with its terms.

9.      GOVERNING LAW AND SUBMISSION TO JURISDICTION AND PROCESS AGENT

9.1     This Deed shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby agree to submit to the non-exclusive jurisdiction of the Hong Kong courts.

9.2     Each of the Indemnifiers hereby appoint Dibb Lupton Alsop of 41/F Bank of
        China Tower, 1 Garden Road, Central, Hong Kong as its process agent.
        Service of any court process on the Indemnifiers may be effected by service on Dibb Lupton Alsop, and if so effected shall be deemed good and sufficient service regardless of whether Dibb Lupton Alsop transmits the relevant court process to the Indemnifiers. The appointment of Dibb
        Lupton Alsop as each of the Indemnifiers' process agent may not be revoked without appointing another person in Hong Kong as such
        Indemnifiers' new process agent. The provisions of Clause 7 shall apply to the service of court process on the process agent of the
        Indemnifiers.

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IN WITNESS whereof the Indemnifiers and the Company have executed this Deed the day and year first above written.

THE INDEMNIFIERS

SEALED with the Common Seal of             )
Expert Master Holdings Limited and         )    /s/_______________________(seal)
SIGNED by                                  )
In the presence of:-                       )

                    /s/

SEALED with the Common Seal of             )
UMW China Ventures (L) Limited and         )    /s/_______________________(seal)
SIGNED by                                  )
in the presence of:-                       )

                    /s/

THE COMPANY

SIGNED by                                  )
                                           )    /s/_______________________(seal)
for and on behalf of Eastar Group Holdings )
Limited in the presence of:-               )

                    /s/

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                                                                         Page 12

                                   SCHEDULE 1
                                THE INDEMNIFIERS

Name                              Address                                  Attention
----                              -------                                  ---------

Expert Master Holdings Limited    P O Box 957, Offshore Incorporations     Mr Piao Longhua
                                  Centre, Road Town, Tortola, British
                                  Virgin Islands

UMW China Ventures (L) Limited    Brumby House, Jalan House, Jalan         Dato' Dr Abdul Halim
                                  Bahasa, P O Box 80148, 87011             Bin Harun
                                  Labuan F.T. Malaysia

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                            SCHEDULE 2 GROUP MEMBERS

Name                                                  Place of Incorporation
----                                                  ----------------------

First Space Holdings Limited                          British Virgin Islands

Wuxi Seamless Oil Pipe Co Ltd.                        Peoples' Republic of China

Jiangsu Fanli Pipe Co Ltd.                            People's Republic of China

WSP Seamless Oil Extraction Equipment Co., Ltd.       People's Republic of China

WSP Drill Pipe Co Ltd.                                People's Republic of China

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                                   SCHEDULE 3

                   Appendix IV of 1st proof of the Prospectus

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